Exhibit 99.1

Baxalta Reports Positive Sales Momentum in Second Quarter of 2015, Raises Financial Guidance for Second Half of 2015

•	Strong second quarter sales across leading hematology and immunology portfolio

•	ONCASPAR acquisition accelerates innovation capabilities and commercial presence in growing oncology business focused on rare and orphan diseases

•	Critical milestone achievements and collaborations driving pipeline progress to deliver 20 new product launches by 2020

DEERFIELD, Ill., July 30, 2015 – Baxalta Incorporated (NYSE:BXLT) today reported revenues for the second quarter and first half of 2015, which exceeded expectations, and provided its financial outlook for the third quarter and second half of 2015. The company continues to bolster its portfolio with acquisitions and collaborations focused on rare and orphan diseases, and advanced its product pipeline with the achievement of significant milestones. Baxalta launched as an independent company, listed on the New York Stock Exchange, on July 1, 2015.

“The Baxalta team is successfully executing on our strategies to build an independent, global biopharmaceutical company focused on delivering innovation that provides patients with better treatment options for challenging chronic and rare diseases,” said Ludwig Hantson, chief executive officer and president, Baxalta. “It is an exciting time for Baxalta. Our strong financial performance, increasing depth and breadth across the portfolio, progress toward near-term launches, and compelling growth prospects are differentiating our company.”

BAXALTA — PAGE 1

Results for the Second Quarter of 2015

During the second quarter, Baxalta generated worldwide pro forma sales of $1.47 billion, reflecting growth of 7 percent excluding the impact of foreign currency. Pro forma sales include international sales of $40 million, which were comparable to the prior year, associated with the company’s manufacturing and supply agreement (MSA) for certain biosurgery products for Baxter International. On a GAAP (Generally Accepted Accounting Principles) basis, Baxalta’s worldwide revenues of $1.43 billion declined 2 percent from the prior-year period.

Within the United States, sales of $775 million rose 6 percent, and international sales of $654 million declined 9 percent. On a pro forma basis, international sales of $694 million declined 8 percent. Excluding foreign currency, international pro forma sales increased 9 percent.

Second quarter sales performance was the result of strong momentum and balanced growth across the company’s leading hematology and immunology businesses. Hematology revenues, excluding the impact of foreign currency, grew 6 percent in the second quarter driven by robust global demand for ADVATE [Antihemophilic Factor (Recombinant)], a treatment for hemophilia A, and double-digit growth of FEIBA [Anti-Inhibitor Coagulant Complex], an inhibitor treatment. Newly launched products also contributed to growth, such as RIXUBIS [Coagulation Factor IX (Recombinant)] for the treatment of hemophilia B, and OBIZUR [Antihemophilic Factor (Recombinant), Porcine Sequence], for the treatment of acquired hemophilia A.

Pro forma immunology sales, excluding the impact of foreign currency, advanced 10 percent driven by demand for immunoglobulin therapies and continued launch success of HYQVIA [Immune Globulin Infusion 10% (Human) with Recombinant Human Hyaluronidase]. HYQVIA is the only once-monthly subcutaneous treatment available for adults with primary immunodeficiency, which is achieving rapid acceptance in the United States.

Results for the First Six Months of 2015

Baxalta generated worldwide pro forma sales for the first six months of 2015 of $2.87 billion, reflecting growth of 8 percent excluding the impact of foreign currency. Excluding the impact of foreign currency, hematology revenues grew 5 percent and pro forma immunology sales advanced 11 percent. On a GAAP basis, Baxalta’s worldwide revenues for the first six months of 2015 were $2.79 billion, which does not reflect international pro forma MSA revenues of $82 million for the period, and were comparable to the prior year.

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Revenues within the United States of $1.53 billion rose 6 percent, and international sales of $1.26 million declined 6 percent. On a pro forma basis, international sales of $1.34 billion declined 6 percent. Excluding foreign currency, international pro forma sales increased 9 percent versus the first six months of the prior year.

Significant Progress with Cross-Portfolio Pipeline and Commercial Milestones

“Baxalta has a rich pipeline, reflecting meaningful innovation with promising late-stage assets, novel mechanisms, and disruptive technologies,” added Hantson. “We continue to achieve a number of significant pipeline and portfolio milestones, which positions the company to drive enhanced growth and value for patients and shareholders.”

Recent highlights include:

•

Completion of the ONCASPAR (pegaspargase) portfolio acquisition from Sigma-Tau Finanziaria S.p.A., further accelerating Baxalta’s innovation capabilities and commercial presence in growing oncology markets. The acquisition includes ONCASPAR, an important marketed biologic treatment for acute lymphocytic leukemia (ALL), the investigational biologic calaspargase pegol, and an established oncology infrastructure with clinical and sales resources.

•	Presentations at the 2015 International Society on Thrombosis and Haemostasis (ISTH) Congress, during which the company:

-

Introduced ADYNOVATE as the marketed brand name for BAX 855, an investigational, extended half-life recombinant factor VIII (rFVIII) treatment based on ADVATE. ADYNOVATE is currently under regulatory review by the U.S. Food and Drug Administration (FDA) as well as Japan’s Ministry of Health.

-	Announced continued progress on the Phase I/II open-label study on BAX 335, an investigational factor IX gene therapy treatment for hemophilia B.

-

Presented additional data from the Phase III clinical trial of BAX 111, which will be marketed in the U.S. as VONVENDI. VONVENDI is currently under regulatory review in the U.S., and if approved, will be the first highly-purified recombinant von Willebrand Factor (rVWF) for patients with von Willebrand disease.

BAXALTA — PAGE 3

•

Receipt of a positive opinion on OBIZUR from the European Committee for Medicinal Products for Human Use (CHMP) of the European Medicines Agency (EMA). OBIZUR is a treatment for bleeding episodes in adult patients with acquired hemophilia A caused by antibodies to factor VIII, a very rare and potentially life-threatening acute bleeding disorder. Marketing authorization from the European Commission is anticipated later this year.

•

Submission of a European marketing authorization application (MAA) for approval of the investigational 20% concentration subcutaneous immune globulin (IGSC) treatment for primary immunodeficiencies. As Baxalta expands its immunoglobulin portfolio to address patient needs, the higher potency IG treatment is intended to offer faster infusions with less volume. The company expects to file for U.S. approval later this year.

•

Progress in Baxalta’s contract fractionation agreement with Stichting Sanquin Bloedvoorziening (Sanquin Blood Supply Foundation) to enhance supply and support growth in global demand for plasma-based therapies. Sanquin has submitted the production line for approval in Europe, which will provide additional manufacturing flexibility.

•

Submission of a European MAA for MM-398 (nal-IRI), for the treatment of metastatic pancreatic cancer for patients who have previously been treated with gemcitabine-based therapy. Baxalta’s U.S. partner Merrimack Pharmaceuticals submitted a new drug application (NDA) for MM-398 to the FDA and it has been granted Priority Review status.

•

Presentation of additional data on pacritinib with CTI BioPharma during the 51st Annual Meeting of the American Society of Clinical Oncology (ASCO). The presentation included primary and secondary endpoints from PERSIST-1, a randomized, controlled Phase III registration clinical trial of pacritinib, an oral kinase inhibitor with specificity for JAK2 and FLT3 for the treatment of patients with myelofibrosis.

•

Formation of Vitesse Biologics, LLC, a unique collaboration model among Baxalta Ventures, Mayo Clinic, and Velocity Pharmaceutical Development to develop antibody and protein-based therapeutics in the areas of hematology, immunology, and oncology. Each organization will provide recognized

BAXALTA — PAGE 4

expertise to enhance target selection and optimization, expression, and product development processes. Baxalta will be involved in the early stages of development and has an exclusive option to acquire the candidates identified by Vitesse following the completion of Phase I trials.

Financial Outlook for Third Quarter and Second Half of 2015

Baxalta today provided its financial outlook for the third quarter and second half of 2015. For the third quarter of 2015, excluding the impact of foreign currency, the company expects pro forma sales growth of 8 to 10 percent. Including the impact of foreign currency, the company expects reported pro forma sales to be comparable to the prior year. Baxalta also expects adjusted earnings, before special items, of $0.48 to $0.50 per diluted share.

For the second half of 2015, Baxalta expects pro forma sales growth, excluding the impact of foreign currency, of 5 to 6 percent. Including the impact of foreign currency, the company expects reported pro forma sales to decline 2 to 3 percent. Also for the second half of the year, Baxalta expects adjusted earnings, before special items, of $1.02 to $1.04 per diluted share.

The company’s guidance for earnings in the third quarter of 2015 excludes approximately $0.01 per diluted share of projected intangible asset amortization expense. The company’s adjusted earnings guidance for the second half excludes $0.02 per diluted share of projected intangible asset amortization expense. Reconciling for the inclusion of these items results in expected GAAP earnings of $0.47 to $0.49 per diluted share for the third quarter of 2015, and earnings of $1.00 to $1.02 per diluted share for the second half of 2015.

Conference Call and Webcast Information

Baxalta will host a conference call to discuss its second quarter 2015 results on Thursday, July 30, 2015, at 7:30 a.m. CDT. To access the call, please dial 877-894-0694 (domestic) or 347-983-2217 (international). The Conference ID is 76039276. The call will be webcast and accessible from the Baxalta corporate website at www.baxalta.com.

Please visit Baxalta’s website for more information regarding this and future investor events and webcasts.

BAXALTA — PAGE 5

About Baxalta

Baxalta Incorporated (NYSE: BXLT) is a $6 billion global biopharmaceutical leader developing, manufacturing and commercializing therapies for orphan diseases and underserved conditions in hematology, oncology and immunology. Driven by passion to make a meaningful impact on patients’ lives, Baxalta’s broad and diverse pipeline includes biologics with novel mechanisms and advanced technology platforms such as gene therapy. The Baxalta Global Innovation and R&D Center is located in Cambridge, Massachusetts. Launched in 2015 following separation from Baxter International Inc., Baxalta’s heritage in biopharmaceuticals spans decades. Baxalta’s therapies are available in more than 100 countries and it has advanced biological manufacturing operations across 12 facilities, including state-of-the-art recombinant production and plasma fractionation. Headquartered in Northern Illinois, Baxalta employs 16,000 employees worldwide.

Forward-Looking Statements

This release includes forward-looking statements concerning Baxalta’s financial results, expected business prospects including the outlook for the third quarter and the second half of 2015, long range plan, R&D pipeline including regulatory actions and commercial launch events, business development activities and other growth strategies. Such statements are made of the date that they were first issued and are based on current expectations, beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Baxalta’s control and which could cause actual results to differ materially from those in the forward-looking statements, including the following: demand for and market acceptance of risks for new and existing products; product development risks; product quality or patient safety concerns; future actions of regulatory bodies and other governmental authorities, including the FDA and foreign counterparts; failures with respect to compliance programs; future actions of third-parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global, trade and tax policies; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits; fluctuations in supply and demand and the pricing of plasma-based therapies; the availability of acceptable raw materials and component supply; the inability to create timely production capacity or other manufacturing or supply difficulties; the ability to successfully achieve the intended results of the spin-off from Baxter International Inc.; the ability to enforce owned or in-licensed patents, or the patents of third parties preventing or restricting manufacture, sale or use of affected products or technology; the impact of global economic conditions; fluctuations in foreign exchange and interest rates; any changes in law concerning the taxation of income, including income earned outside the United States; actions by tax authorities in connection with ongoing tax audits; breaches or failures of Baxalta’s information

BAXALTA — PAGE 6

technology systems; loss of key employees or inability to identify and recruit new employees; the outcome of pending or future litigation; the adequacy of Baxalta’s cash flows from operations to meet its ongoing cash obligations and fund its investment program; and other risks identified in Baxalta’s registration statement on Form 10 and other Securities and Exchange Commission filings, all of which are available on Baxalta’s website. Baxalta expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

###

Baxalta Media Relations Geoffrey Mogilner Phone: +1-224-948-5964 Email: geoffrey.mogilner@baxalta.com	Baxalta Investor Relations Mary Kay Ladone Phone: +1-224-948-3371 Email: mary.kay.ladone@baxalta.com Lorna Williams Phone: +1-224-948-3511 Email: lorna.williams@baxalta.com

BAXALTA — PAGE 7

BAXALTA INCORPORATED

GAAP Product Category Sales by U.S. and International

Three-Month and Six-Month Periods Ended June 30, 2015 and 2014

(unaudited)

($ in millions)

The below information presents Baxalta’s product category net sales on a GAAP basis by U.S. and International. Refer to the following page for product category net sales on a pro forma basis.

	Q2 2015			Q2 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

Hemophilia	$ 322	$ 350	$ 672	$ 323	$ 397	$ 720	0%	(12%)	(7%)	0%	7%	4%
Inhibitor Therapies	69	114	183	52	132	184	33%	(14%)	(1%)	33%	4%	12%
Hematology	$ 391	$ 464	$ 855	$ 375	$ 529	$ 904	4%	(12%)	(5%)	4%	6%	6%
Immunoglobulin Therapies	318	104	422	294	99	393	8%	5%	7%	8%	27%	13%
BioTherapeutics	66	86	152	64	91	155	3%	(5%)	(2%)	3%	3%	3%
Immunology	$ 384	$ 190	$ 574	$ 358	$ 190	$ 548	7%	0%	5%	7%	16%	10%
Total Baxalta	$ 775	$ 654	$1,429	$ 733	$ 719	$1,452	6%	(9%)	(2%)	6%	9%	7%

	YTD 2015			YTD 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

Hemophilia	$ 627	$ 686	$1,313	$ 620	$ 775	$1,395	1%	(11%)	(6%)	1%	4%	3%
Inhibitor Therapies	132	217	349	96	240	336	38%	(10%)	4%	38%	6%	15%
Hematology	$ 759	$ 903	$1,662	$ 716	$1,015	$1,731	6%	(11%)	(4%)	6%	5%	5%
Immunoglobulin Therapies	646	196	842	601	190	791	7%	3%	6%	7%	22%	11%
BioTherapeutics	125	161	286	122	137	259	2%	18%	10%	2%	28%	16%
Immunology	$ 771	$ 357	$1,128	$ 723	$ 327	$1,050	7%	9%	7%	7%	24%	12%
Total Baxalta	$1,530	$1,260	$2,790	$1,439	$1,342	$2,781	6%	(6%)	0%	6%	9%	8%

BAXALTA — PAGE 8

BAXALTA INCORPORATED

Pro Forma Product Category Sales by U.S. and International

Three-Month and Six-Month Periods Ended June 30, 2015 and 2014

(unaudited)

($ in millions)

The below information presents Baxalta’s product category net sales on a pro forma basis by U.S. and International. A reconciliation to GAAP net sales and a description of the pro forma adjustment is also included below.

	Q2 2015			Q2 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

Hemophilia	$ 322	$ 350	$ 672	$ 323	$ 397	$ 720	0%	(12%)	(7%)	0%	7%	4%
Inhibitor Therapies	69	114	183	52	132	184	33%	(14%)	(1%)	33%	4%	12%
Hematology	$ 391	$ 464	$ 855	$ 375	$ 529	$ 904	4%	(12%)	(5%)	4%	6%	6%
Immunoglobulin Therapies	318	104	422	294	99	393	8%	5%	7%	8%	27%	13%
Pro Forma BioTherapeutics [1]	66	126	192	64	128	192	3%	(2%)	0%	3%	5%	4%
Pro Forma Immunology	$ 384	$ 230	$ 614	$ 358	$ 227	$ 585	7%	1%	5%	7%	15%	10%
Pro Forma Total Baxalta	$ 775	$ 694	$1,469	$ 733	$ 756	$1,489	6%	(8%)	(1%)	6%	9%	7%

	YTD 2015			YTD 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

Hemophilia	$ 627	$ 686	$1,313	$ 620	$ 775	$1,395	1%	(11%)	(6%)	1%	4%	3%
Inhibitor Therapies	132	217	349	96	240	336	38%	(10%)	4%	38%	6%	15%
Hematology	$ 759	$ 903	$1,662	$ 716	$1,015	$1,731	6%	(11%)	(4%)	6%	5%	5%
Immunoglobulin Therapies	646	196	842	601	190	791	7%	3%	6%	7%	22%	11%
Pro Forma BioTherapeutics [1]	125	243	368	122	218	340	2%	11%	8%	2%	18%	13%
Pro Forma Immunology	$ 771	$ 439	$1,210	$ 723	$ 408	$1,131	7%	8%	7%	7%	20%	11%
Pro Forma Total Baxalta	$1,530	$1,342	$2,872	$1,439	$1,423	$2,862	6%	(6%)	0%	6%	9%	8%

Pro Forma Net Sales Reconciliations
	Q2 2015			Q2 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

BioTherapeutics	$ 66	$ 86	$ 152	$ 64	$ 91	$155	3%	(5%)	(2%)	3%	3%	3%
Pro forma MSA revenue [1]	0	40	40	0	37	37
Pro Forma BioTherapeutics	$ 66	$ 126	$ 192	$ 64	$ 128	$192	3%	(2%)	0%	3%	5%	4%

	YTD 2015			YTD 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

BioTherapeutics	$ 125	$ 161	$ 286	$ 122	$ 137	$259	2%	18%	10%	2%	28%	16%
Pro forma MSA revenue [1]	0	82	82	0	81	81
Pro Forma BioTherapeutics	$ 125	$ 243	$ 368	$ 122	$ 218	$340	2%	11%	8%	2%	18%	13%

[1]	In connection with the separation, Baxalta and Baxter entered into a manufacturing and supply agreement whereby Baxalta will manufacture and sell certain products to Baxter. The pro forma net sales figures assume that the manufacturing and supply agreement was in effect in periods prior to the separation. Net sales related to the manufacturing and supply agreement will be reported in the company’s actual net sales figures in periods following the separation.

BAXALTA — PAGE 9

BAXALTA INCORPORATED

GAAP Product Category Sales by U.S. and International

Three-Month Periods Ended March 31, 2015 and 2014

(unaudited)

($ in millions)

The below information presents Baxalta’s product category net sales on a GAAP basis by U.S. and International. Refer to the following page for product category net sales on a pro forma basis.

	Q1 2015			Q1 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

Hemophilia	$ 305	$ 336	$ 641	$ 297	$ 378	$ 675	3%	(11%)	(5%)	3%	1%	2%
Inhibitor Therapies	63	103	166	44	108	152	43%	(5%)	9%	43%	8%	18%
Hematology	$ 368	$ 439	$ 807	$ 341	$ 486	$ 827	8%	(10%)	(2%)	8%	3%	5%
Immunoglobulin Therapies	328	92	420	307	91	398	7%	1%	6%	7%	15%	9%
BioTherapeutics	59	75	134	58	46	104	2%	63%	29%	2%	78%	36%
Immunology	$ 387	$ 167	$ 554	$ 365	$ 137	$ 502	6%	22%	10%	6%	36%	14%
Total Baxalta	$ 755	$ 606	$1,361	$ 706	$ 623	$1,329	7%	(3%)	2%	7%	10%	8%

BAXALTA — PAGE 10

BAXALTA INCORPORATED

Pro Forma Product Category Sales by U.S. and International

Three-Month Periods Ended March 31, 2015 and 2014

(unaudited)

($ in millions)

The below information presents Baxalta’s product category net sales on a pro forma basis by U.S. and International. A reconciliation to GAAP net sales and a description of the pro forma adjustment is also included below.

	Q1 2015			Q1 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

Hemophilia	$ 305	$ 336	$ 641	$ 297	$ 378	$ 675	3%	(11%)	(5%)	3%	1%	2%
Inhibitor Therapies	63	103	166	44	108	152	43%	(5%)	9%	43%	8%	18%
Hematology	$ 368	$ 439	$ 807	$ 341	$ 486	$ 827	8%	(10%)	(2%)	8%	3%	5%
Immunoglobulin Therapies	328	92	420	307	91	398	7%	1%	6%	7%	15%	9%
Pro Forma BioTherapeutics [1]	59	117	176	58	90	148	2%	30%	19%	2%	38%	24%
Pro Forma Immunology	$ 387	$ 209	$ 596	$ 365	$ 181	$ 546	6%	15%	9%	6%	27%	13%
Pro Forma Total Baxalta	$ 755	$ 648	$1,403	$ 706	$ 667	$1,373	7%	(3%)	2%	7%	9%	8%

Pro Forma Net Sales Reconciliations
	Q1 2015			Q1 2014			% Growth @ Actual Rates			% Growth @ Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

BioTherapeutics	$ 59	$ 75	$ 134	$ 58	$ 46	$ 104	2%	63%	29%	2%	78%	36%
Pro forma MSA revenue [1]	0	42	42	0	44	44
Pro Forma BioTherapeutics	$ 59	$ 117	$ 176	$ 58	$ 90	$ 148	2%	30%	19%	2%	38%	24%

[1]	In connection with the separation, Baxalta and Baxter entered into a manufacturing and supply agreement whereby Baxalta will manufacture and sell certain products to Baxter. The pro forma net sales figures assume that the manufacturing and supply agreement was in effect in periods prior to the separation. Net sales related to the manufacturing and supply agreement will be reported in the company’s actual net sales figures in periods following the separation.

BAXALTA — PAGE 11

BAXALTA INCORPORATED

GAAP Product Category Sales by U.S. and International

Quarterly and FY 2014

(unaudited)

($ in millions)

The below information presents Baxalta’s product category net sales on a GAAP basis by U.S. and International. Refer to the following page for product category net sales on a pro forma basis.

	Q1 2014			Q2 2014			Q3 2014			Q4 2014			FY2014
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

Hemophilia	$ 297	$ 378	$ 675	$ 323	$ 397	$ 720	$ 318	$ 437	$ 755	$ 343	$ 491	$ 834	$1,281	$1,703	$2,984
Inhibitor Therapies	44	108	152	52	132	184	55	132	187	68	153	221	219	525	744
Hematology	$ 341	$ 486	$ 827	$ 375	$ 529	$ 904	$ 373	$ 569	$ 942	$ 411	$ 644	$1,055	$1,500	$2,228	$3,728
Immunoglobulin Therapies	307	91	398	294	99	393	305	102	407	366	113	479	1,272	405	1,677
BioTherapeutics	58	46	104	64	91	155	60	79	139	62	87	149	244	303	547
Immunology	$ 365	$ 137	$ 502	$ 358	$ 190	$ 548	$ 365	$ 181	$ 546	$ 428	$ 200	$ 628	$1,516	$ 708	$2,224
Total Baxalta	$ 706	$ 623	$1,329	$ 733	$ 719	$1,452	$ 738	$ 750	$1,488	$ 839	$ 844	$1,683	$3,016	$2,936	$5,952

BAXALTA — PAGE 12

BAXALTA INCORPORATED

Pro Forma Product Category Sales by U.S. and International

Quarterly and FY 2014

(unaudited)

($ in millions)

The below information presents Baxalta’s product category net sales on a pro forma basis by U.S. and International. A reconciliation to GAAP net sales and a description of the pro forma adjustment is also included below.

	Q1 2014			Q2 2014			Q3 2014			Q4 2014			FY2014
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

Hemophilia	$ 297	$ 378	$ 675	$ 323	$ 397	$ 720	$ 318	$ 437	$ 755	$ 343	$ 491	$ 834	$1,281	$1,703	$2,984
Inhibitor Therapies	44	108	152	52	132	184	55	132	187	68	153	221	219	525	744
Hematology	$ 341	$ 486	$ 827	$ 375	$ 529	$ 904	$ 373	$ 569	$ 942	$ 411	$ 644	$1,055	$1,500	$2,228	$3,728
Immunoglobulin Therapies	307	91	398	294	99	393	305	102	407	366	113	479	1,272	405	1,677
Pro Forma BioTherapeutics [1]	58	90	148	64	128	192	60	121	181	62	121	183	244	460	704
Pro Forma Immunology	$ 365	$ 181	$ 546	$ 358	$ 227	$ 585	$ 365	$ 223	$ 588	$ 428	$ 234	$ 662	$1,516	$ 865	$2,381
Pro Forma Total Baxalta	$ 706	$ 667	$1,373	$ 733	$ 756	$1,489	$ 738	$ 792	$1,530	$ 839	$ 878	$1,717	$3,016	$3,093	$6,109

Pro Forma Net Sales Reconciliation
	Q1 2014			Q2 2014			Q3 2014			Q4 2014			FY2014
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total
BioTherapeutics	$ 58	$ 46	$ 104	$ 64	$ 91	$ 155	$ 60	$ 79	$ 139	$ 62	$ 87	$ 149	$ 244	$ 303	$ 547
Pro forma MSA revenue [1]	0	44	44	0	37	37	0	42	42	0	34	34	0	157	157
Pro Forma BioTherapeutics	$ 58	$ 90	$ 148	$ 64	$ 128	$ 192	$ 60	$ 121	$ 181	$ 62	$ 121	$ 183	$ 244	$ 460	$ 704

[1]	In connection with the separation, Baxalta and Baxter entered into a manufacturing and supply agreement whereby Baxalta will manufacture and sell certain products to Baxter. The pro forma net sales figures assume that the manufacturing and supply agreement was in effect in periods prior to the separation. Net sales related to the manufacturing and supply agreement will be reported in the company’s actual net sales figures in periods following the separation.

BAXALTA — PAGE 13

BAXALTA INCORPORATED

Combined Statements of Income

Three Months Ended March 31, 2015 and 2014

(unaudited)

($ in millions)

	Three Months Ended March 31,
	2015	2014	Change

NET SALES	$ 1,361	$ 1,329	2%

COST OF SALES	571	559	2%

GROSS MARGIN	790	770	3%

% of Net Sales	58.0%	57.9%	0.1 pts

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	283	222	27%
% of Net Sales	20.8%	16.7%	4.1 pts

RESEARCH AND DEVELOPMENT EXPENSES	156	163	(4%	)
% of Net Sales	11.5%	12.3%	(0.8 pts	)

OTHER EXPENSE (INCOME), NET	12	(23)	N/M

PRE-TAX INCOME FROM CONTINUING OPERATIONS	339	408	(17%	)

INCOME TAX EXPENSE	77	99	(22%	)

% of Pre-Tax Income from Continuing Operations	22.7%	24.3%	(1.6 pts	)

NET INCOME FROM CONTINUING OPERATIONS	262	309	(15%	)

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX A	10	49	(80%	)

NET INCOME	$ 272	$ 358	(24%	)

BASIC EPS FROM CONTINUING OPERATIONS	$ 0.39	$ 0.46	(15%	)

DILUTED EPS FROM CONTINUING OPERATIONS	$ 0.38	$ 0.45	(16%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING B
Basic	676	676
Diluted	681	681

Pro Forma and Non-GAAP Measures C

PRO FORMA NET SALES	$ 1,403	$ 1,373	2%

ADJUSTED PRO FORMA OPERATING INCOME	$ 409	$ 422	(3%	)

ADJUSTED PRO FORMA EBITDA	$ 461	$ 468	(1%	)

ADJUSTED PRO FORMA NET INCOME	$ 275	$ 313	(12%	)

ADJUSTED PRO FORMA DILUTED EPS	$ 0.40	$ 0.46	(12%	)

A	Operating results from the company’s vaccines business are classified as discontinued operations for all periods presented.

B	On July 1, 2015 Baxter distributed approximately 544 million shares of Baxalta common stock and retained an additional 132 million shares. The computation of basic weighted-average shares outstanding for both periods presented was calculated using the shares distributed and the shares retained by Baxter on July 1, 2015. The diluted weighted-average number of shares outstanding for the periods presented include the dilutive effect of common share equivalents for employee equity awards outstanding as of July 1, 2015.

C	Refer to pages 15 through 17 for reconciliations of GAAP to pro forma and non-GAAP measures.

BAXALTA — PAGE 14

BAXALTA INCORPORATED

Notes to Combined Statements of Income

Three Months Ended March 31, 2015 and 2014

Reconciliation of GAAP to Pro Forma and Non-GAAP Measures

(unaudited)

($ in millions)

Below are reconciliations of Adjusted Pro Forma Operating Income, Adjusted Pro Forma EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Diluted Earnings per Share to their most directly comparable GAAP financial measures.

	Three-Month Periods, Ended March 31,
	2015	2014	Change

Adjusted Pro Forma Operating Income and Adjusted Pro Forma EBITDA

Pre-tax Income from Continuing Operations - GAAP	$ 339	$ 408	(17%	)

Pro forma adjustments [1]	(33)	(36)

Special item adjustments [1]	44	26

Adjusted Pro Forma Pre-tax Income	$ 350	$ 398	(12%	)

Remove: Net interest expense	47	47
Remove: Other expense (income), net	12	(23)

Adjusted Pro Forma Operating Income	$ 409	$ 422	(3%	)
% of Pro Forma Net Sales	29.2%	30.7%	(1.5 ppts	)

Remove: Depreciation expense	52	46

Adjusted Pro Forma EBITDA	$ 461	$ 468	(1%	)
% of Pro Forma Net Sales	32.9%	34.1%	(1.2 ppts	)

Adjusted Pro Forma Net Income

Net Income From Continuing Operations - GAAP	$ 262	$ 309	(15%	)

Pro Forma Adjustments

Pre-tax pro forma adjustments [1]	(33)	(36)
Impact of pro forma adjustments on income tax expense	13	16

Special Item Adjustments

Pre-tax special item adjustments [1]	44	26
Impact of special item adjustments on income tax expense	(11)	(2)

Adjusted Pro Forma Net Income	$ 275	$ 313	(12%	)

Adjusted Pro Forma Diluted EPS

Diluted EPS From Continuing Operations - GAAP	$ 0.38	$ 0.45	(16%	)

Pro Forma Adjustments

Impact of pro forma adjustments on diluted EPS	(0.03)	(0.03)

Special Item Adjustments

Impact of special item adjustments on diluted EPS	0.05	0.04

Adjusted Pro Forma Diluted EPS	$ 0.40	$ 0.46	(12%	)

[1]	Refer to Pages 16 and 17 for descriptions of pro forma and special item adjustments and the impacted statement of income line items.

BAXALTA — PAGE 15

BAXALTA INCORPORATED

Notes to Combined Statements of Income

Three Months Ended March 31, 2015 and 2014

Reconciliation of GAAP to Pro Forma and Non-GAAP Measures (continued)

(unaudited)

($ in millions)

The company’s pro forma and special item adjustments by statement of income line item are listed below:

	Three Months Ended March 31,
	2015	2014	Change

Net Sales - GAAP	$ 1,361	$ 1,329	2%
Pro forma adjustments
Manufacturing and supply arrangements with Baxter [1]	42	44
Pro Forma Net Sales	$ 1,403	$ 1,373	2%

Gross Margin - GAAP	$ 790	$ 770	3%
Pro forma adjustments
Depreciation expense [4]	(1)	(2)
Manufacturing and supply arrangements with Baxter [1]	—	—
Pension expense [2]	5	4
Pro Forma Gross Margin	$ 794	$ 772	3%
Special item adjustments
Intangible asset amortization expense [7]	8	3
Business optimization items [6]	—	2
Adjusted Pro Forma Gross Margin	$ 802	$ 777	3%
% of Pro Forma Net Sales	57.2%	56.6%	0.6 ppts

Selling, General and Administrative Expenses - GAAP	$ 283	$ 222	27%
Pro forma adjustments
Depreciation expense [4]	1	1
Supply chain TSA [3]	(5)	(5)
Pension expense [2]	(5)	(4)
Pro Forma Selling, General and Administrative Expenses	$ 274	$ 214	28%
Special item adjustments
Business optimization items [6]	1	—
Separation costs [9]	(36)	—
Plasma related litigation [10]	—	10
Adjusted Pro Forma Selling, General and Administrative Expenses	$ 239	$ 224	7%
% of Pro Forma Net Sales	17.0%	16.3%	0.7 ppts

Research and Development Expenses - GAAP	$ 156	$ 163	(4%	)
Pro forma adjustments
Pension expense [2]	$ (1)	$ (1)
Pro Forma Research and Development Expenses	$ 155	$ 162	(4%	)
Special item adjustments
Separation costs [9]	$ (7)	—
Business optimization items [6]	6	(6)
Upfront and milestone payments to collaboration partners [8]	—	(25)
Adjusted Pro Forma Research and Development Expenses	$ 154	$ 131	18%
% of Pro Forma Net Sales	11.0%	9.5%	1.5 ppts

Net Interest Expense - GAAP	—	—	N/M
Pro forma adjustments
Interest expense [5]	47	47
Pro Forma Net Interest Expense	$ 47	$ 47	0%

Refer to page 17 for tickmark explanations

BAXALTA — PAGE 16

BAXALTA INCORPORATED

Notes to Combined Statements of Income

Three Months Ended March 31, 2015 and 2014

Reconciliation of GAAP to Pro Forma and Non-GAAP Measures (continued)

(unaudited)

($ in millions)

The company’s pro forma and special item adjustments by statement of income line item are listed below (continued):

	Three Months Ended March 31,
	2015	2014	Change

Pre-Tax Income - GAAP	$ 339	$ 408	(17%	)
Impact of pro forma adjustments	$ (33)	$ (36)
Impact of special item adjustments	44	26
Adjusted Pro Forma Pre-Tax Income From Continuing Operations	$ 350	$ 398	(12%	)

Income Tax Expense - GAAP	$ 77	$ 99	(22%	)
Impact of pro forma adjustments	$ (13)	$ (16)
Impact of special item adjustments	11	2
Adjusted Pro Forma Income Tax Expense	$ 75	$ 85	(12%	)
% of Adjusted Pro Forma Pre-tax Income from Continuing Operations	21.4%	21.4%	- ppts

Description of pro forma adjustments:

The pro forma adjustments illustrate the financial impacts of the separation of Baxalta from Baxter International Inc. and the related transactions described below. The pro forma statement of income adjustments give effect to the separation and related transactions described below as if they had occurred as of January 1, 2014. The pro forma adjustments are for informational purposes only and do not purport to represent what Baxalta’s results of operations actually would have been had the separation and related transactions occurred on the dates indicated, or to project Baxalta’s financial performance for any future period.

(1)	Reflects the effect of the manufacturing and supply agreement that Baxalta and Baxter entered into in connection with the separation. The net sales adjustment reflects additional sales that Baxalta would have recorded for product manufactured and sold to Baxter. The cost of sales adjustment reflects the impact of costs incurred to manufacture these products as well as incremental costs that Baxalta would have recorded for purchases of other products from Baxter under the manufacturing and supply agreement.

(2)	Reflects a reduction in operating expenses related to the impact of net retirement obligations transferred to Baxalta as part of the separation.

(3)	Reflects a reduction in selling, general and administrative expenses for the difference in costs to be incurred by Baxalta for certain supply chain services to be provided by Baxter under terms of the transition services agreement.

(4)	Reflects a net increase in depreciation expense related to certain assets transferred to Baxalta pursuant to the separation agreement that were not included in the company’s historical financial statements.

(5)	Reflects interest expense associated with approximately $5 billion of debt issued by Baxalta in advance of the separation. The pro forma adjustment does not include an estimate of the portion that may have been capitalized.

Description of special item adjustments

(6)	The company’s GAAP results were impacted by costs, and favorable adjustments to previously estimated costs, associated with the company’s execution of certain strategies to optimize its organizational structure. The charges and adjustments impacted cost of sales, selling, general and administrative expenses and research and development expenses in the periods presented.

(7)	The company’s GAAP results included intangible asset amortization expense for each period presented.

(8)	The company’s GAAP results included R&D charges associated with upfront payments to collaboration partners and payments to collaboration partners upon the achievement of development milestones.

(9)	The company’s GAAP results were impacted by separation costs incurred to prepare Baxalta to operate as an independent, standalone public company.

(10)	The company’s GAAP results included a benefit associated with the reversal of a portion of a legal charge following the settlement of class-action litigation related to pricing of plasma-derived therapies.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXALTA — PAGE 17

BAXALTA INCORPORATED

Combined Statements of Income

Quarterly and FY 2014

(unaudited)

($ in millions)

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY2014

NET SALES	$ 1,329	$ 1,452	$ 1,488	$ 1,683	$ 5,952

COST OF SALES	559	599	614	671	2,443

GROSS MARGIN	770	853	874	1,012	3,509

% of Net Sales	57.9%	58.7%	58.7%	60.1%	59.0%

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	222	242	278	311	1,053
% of Net Sales	16.7%	16.7%	18.7%	18.5%	17.7%

RESEARCH AND DEVELOPMENT EXPENSES	163	166	310	181	820
% of Net Sales	12.3%	11.4%	20.8%	10.8%	13.8%

OTHER (INCOME) EXPENSE, NET	(23)	30	(23)	120	104

PRE-TAX INCOME FROM CONTINUING OPERATIONS	408	415	309	400	1,532

INCOME TAX EXPENSE	99	97	84	66	346

% of Pre-Tax Income from Continuing Operations	24.3%	23.4%	27.2%	16.5%	22.6%

NET INCOME FROM CONTINUING OPERATIONS	309	318	225	334	1,186

INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX A	49	52	21	429	551

NET INCOME	$ 358	$ 370	$ 246	$ 763	$ 1,737

BASIC EPS FROM CONTINUING OPERATIONS	$ 0.46	$ 0.47	$ 0.33	$ 0.49	$ 1.75

DILUTED EPS FROM CONTINUING OPERATIONS	$ 0.45	$ 0.47	$ 0.33	$ 0.49	$ 1.74

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING B
Basic	676	676	676	676	676
Diluted	681	681	681	681	681

Pro Forma and Non-GAAP Measures C

PRO FORMA NET SALES	$ 1,373	$ 1,489	$ 1,530	$ 1,717	$ 6,109

ADJUSTED PRO FORMA OPERATING INCOME	$ 422	$ 492	$ 500	$ 594	$ 2,008

ADJUSTED PRO FORMA EBITDA	$ 468	$ 542	$ 549	$ 646	$ 2,205

ADJUSTED PRO FORMA NET INCOME	$ 313	$ 361	$ 370	$ 459	$ 1,503

ADJUSTED PRO FORMA DILUTED EPS	$ 0.46	$ 0.53	$ 0.54	$ 0.68	$ 2.21

A	Operating results and gain from the sale of the company’s vaccines business are classified as discontinued operations for all periods presented.

B	On July 1, 2015 Baxter distributed approximately 544 million shares of Baxalta common stock and retained an additional 132 million shares. The computation of basic weighted-average shares outstanding for all periods presented was calculated using the shares distributed and the shares retained by Baxter on July 1, 2015. The diluted weighted-average number of shares outstanding for the periods presented include the dilutive effect of common share equivalents for employee equity awards outstanding as of July 1, 2015.

C	Refer to pages 19 through 21 for reconciliations of GAAP to pro forma and non-GAAP measures.

BAXALTA — PAGE 18

BAXALTA INCORPORATED

Notes to Combined Statements of Income

Quarterly and FY 2014

Reconciliation of GAAP to Pro Forma and Non-GAAP Measures

(unaudited)

($ in millions)

Below are reconciliations of Adjusted Pro Forma Operating Income, Adjusted Pro Forma EBITDA, Adjusted Pro Forma Net Income and Adjusted Pro Forma Diluted Earnings per Share to their most directly comparable GAAP financial measures.

Adjusted Pro Forma Operating Income and Adjusted Pro Forma EBITDA

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY2014

Pre-tax Income from Continuing Operations - GAAP	$ 408	$ 415	$ 309	$ 400	$ 1,532

Pro forma adjustments [1]	(36)	(35)	(36)	(36)	(143)

Special item adjustments [1]	26	79	203	188	496

Adjusted Pro Forma Pre-tax Income	$ 398	$ 459	$ 476	$ 552	$ 1,885

Remove: Net interest expense	47	47	47	47	188
Remove: Other income, net	(23)	(14)	(23)	(5)	(65)

Adjusted Pro Forma Operating Income	$ 422	$ 492	$ 500	$ 594	$ 2,008
% of Pro Forma Net Sales	30.7%	33.0%	32.7%	34.6%	32.9%

Remove: Depreciation expense	46	50	49	52	197

Adjusted Pro Forma EBITDA	$ 468	$ 542	$ 549	$ 646	$ 2,205
% of Pro Forma Net Sales	34.1%	36.4%	35.9%	37.6%	36.1%

Adjusted Pro Forma Net Income

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY2014

Net Income From Continuing Operations - GAAP	$ 309	$ 318	$ 225	$ 334	$ 1,186

Pro Forma Adjustments

Pre-tax pro forma adjustments [1]	(36)	(35)	(36)	(36)	(143)
Impact of pro forma adjustments on income tax expense	16	15	15	15	61

Special Item Adjustments

Pre-tax special item adjustments [1]	26	79	203	188	496
Impact of special item adjustments on income tax expense	(2)	(16)	(37)	(42)	(97)

Adjusted Pro Forma Net Income	$ 313	$ 361	$ 370	$ 459	$ 1,503

Adjusted Pro Forma Diluted EPS

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY2014

Diluted EPS From Continuing Operations - GAAP	$ 0.45	$ 0.47	$ 0.33	$ 0.49	$ 1.74

Pro Forma Adjustments

Impact of pro forma adjustments on diluted EPS	(0.03)	(0.03)	(0.03)	(0.03)	(0.12)

Special Item Adjustments

Impact of special item adjustments on diluted EPS	0.04	0.09	0.24	0.22	0.59

Adjusted Pro Forma Diluted EPS	$ 0.46	$ 0.53	$ 0.54	$ 0.68	$ 2.21

[1]	Refer to Pages 20 and 21 for descriptions of pro forma and special item adjustments and the impacted statement of income line items.

BAXALTA — PAGE 19

BAXALTA INCORPORATED

Notes to Combined Statements of Income

Quarterly and FY 2014

Reconciliation of GAAP to Pro Forma and Non-GAAP Measures (continued)

(unaudited)

($ in millions)

The company’s pro forma and special item adjustments by statement of income line item are listed below:

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY2014

Net Sales - GAAP	$ 1,329	$ 1,452	$ 1,488	$ 1,683	$ 5,952
Pro forma adjustments
Manufacturing and supply arrangements with Baxter [1]	44	37	42	34	157
Pro Forma Net Sales	$ 1,373	$ 1,489	$ 1,530	$ 1,717	$ 6,109

Gross Margin - GAAP	$ 770	$ 853	$ 874	$ 1,012	$ 3,509
Pro forma adjustments
Depreciation expense [4]	(2)	(2)	(2)	(1)	(7)
Manufacturing and supply arrangements with Baxter [1]	—	1	—	—	1
Pension expense [2]	4	4	4	4	16
Pro Forma Gross Margin	$ 772	$ 856	$ 876	$ 1,015	$ 3,519
Special item adjustments
Intangible asset amortization expense [7]	3	4	3	6	16
Business optimization items [6]	2	(2)	—	1	1
Adjusted Pro Forma Gross Margin	$ 777	$ 858	$ 879	$ 1,022	$ 3,536
% of Pro Forma Net Sales	56.6%	57.6%	57.5%	59.5%	57.9%

Selling, General and Administrative Expenses - GAAP	$ 222	$ 242	$ 278	$ 311	$ 1,053
Pro forma adjustments
Depreciation expense [4]	1	—	1	1	3
Supply chain TSA [3]	(5)	(5)	(5)	(5)	(20)
Pension expense [2]	(4)	(4)	(4)	(4)	(16)
Pro Forma Selling, General and Administrative Expenses	$ 214	$ 233	$ 270	$ 303	$ 1,020
Special item adjustments
Business optimization items [6]	—	1	(4)	3	—
Separation costs [9]	—	(1)	(10)	(32)	(43)
Branded Prescription Drug Fee [12]	—	—	(26)	—	(26)
Plasma related litigation [10]	10	—	—	—	10
Adjusted Pro Forma Selling, General and Administrative Expenses	$ 224	$ 233	$ 230	$ 274	$ 961
% of Pro Forma Net Sales	16.3%	15.6%	15.0%	16.0%	15.7%

Research and Development Expenses - GAAP	$ 163	$ 166	$ 310	$ 181	$ 820
Pro forma adjustments
Pension expense [2]	(1)	—	(1)	—	(2)
Pro Forma Research and Development Expenses	$ 162	$ 166	$ 309	$ 181	$ 818
Special item adjustments
Separation costs [9]	—	—	—	(13)	(13)
Business optimization items [6]	(6)	2	(22)	5	(21)
Upfront and milestone payments to collaboration partners [8]	(25)	(35)	(138)	(19)	(217)
Adjusted Pro Forma Research and Development Expenses	$ 131	$ 133	$149	$ 154	$ 567
% of Pro Forma Net Sales	9.5%	8.9%	9.7%	9.0%	9.3%

Net Interest Expense - GAAP	—	—	—	—	—
Pro forma adjustments
Interest expense [5]	47	47	47	47	188
Pro Forma Net Interest Expense	$ 47	$ 47	$ 47	$ 47	$ 188

Other (Income) Expense, Net - GAAP	$ (23)	$ 30	$ (23)	$ 120	$ 104
Special item adjustments
Change in fair value of contingent payment liabilities [11]	—	(44)	—	(80)	(124)
Other-than-temporary impairment charge [13]	—	—	—	(45)	(45)
Adjusted Other Income, Net	$ (23)	$ (14)	$ (23)	$ (5)	$ (65)

Refer to page 21 for tickmark explanations

BAXALTA — PAGE 20

BAXALTA INCORPORATED

Notes to Combined Statement of Income

Quarterly and FY 2014

Reconciliation of GAAP to Pro Forma and Non-GAAP Measures (continued)

(unaudited)

($ in millions)

The company’s pro forma and special item adjustments by statement of income line item are listed below (continued):

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY2014

Pre-Tax Income - GAAP	$ 408	$ 415	$ 309	$ 400	$ 1,532
Impact of pro forma adjustments	(36)	(35)	(36)	(36)	(143)
Impact of special item adjustments	26	79	203	188	496
Adjusted Pro Forma Pre-Tax Income from Continuing Operations	$ 398	$ 459	$ 476	$ 552	$ 1,885

Income Tax Expense - GAAP	$ 99	$ 97	$ 84	$ 66	$ 346
Impact of pro forma adjustments	(16)	(15)	(15)	(15)	(61)
Impact of special item adjustments	2	16	37	42	97
Adjusted Pro Forma Income Tax Expense	$ 85	$ 98	$ 106	$ 93	$ 382
% of Adjusted Pro Forma Pre-tax Income from Continuing Operations	21.4%	21.4%	22.3%	16.8%	20.3%

Description of pro forma adjustments:

The pro forma adjustments illustrate the financial impacts of the separation of Baxalta from Baxter International Inc. and the related transactions described below. The pro forma statement of income adjustments give effect to the separation and related transactions described below as if they had occurred as of January 1, 2014. The pro forma adjustments are for informational purposes only and do not purport to represent what Baxalta’s results of operations actually would have been had the separation and related transactions occurred on the dates indicated, or to project Baxalta’s financial performance for any future period.

(1)	Reflects the effect of the manufacturing and supply agreement that Baxalta and Baxter entered into in connection with the separation. The net sales adjustment reflects additional sales that Baxalta would have recorded for product manufactured and sold to Baxter. The cost of sales adjustment reflects the impact of costs incurred to manufacture these products as well as incremental costs that Baxalta would have recorded for purchases of other products from Baxter under the manufacturing and supply agreement.

(2)	Reflects a reduction in operating expenses related to the impact of net retirement obligations transferred to Baxalta as part of the separation.

(3)	Reflects a reduction in selling, general and administrative expenses for the difference in costs to be incurred by Baxalta for certain supply chain services to be provided by Baxter under terms of the transition services agreement.

(4)	Reflects a net increase in depreciation expense related to certain assets transferred to Baxalta pursuant to the separation agreement that were not included in the company’s historical financial statements.

(5)	Reflects interest expense associated with approximately $5 billion of debt issued by Baxalta in advance of the separation. The pro forma adjustment does not include an estimate of the portion that may have been capitalized.

Description of special item adjustments

(6)	The company’s GAAP results were impacted by costs, and favorable adjustments to previously estimated costs, associated with the company’s execution of certain strategies to optimize its organizational structure. The charges and adjustments impacted cost of sales, selling, general and administrative expenses and research and development expenses in the periods presented.

(7)	The company’s GAAP results included intangible asset amortization expense for each period presented.

(8)	The company’s GAAP results included R&D charges associated with upfront payments to collaboration partners and payments to collaboration partners upon the achievement of development milestones.

(9)	The company’s GAAP results were impacted by separation costs incurred to prepare Baxalta to operate as an independent, standalone public company.

(10)	The company’s GAAP results included a benefit associated with the reversal of a portion of a legal charge following the settlement of class-action litigation related to pricing of plasma-derived therapies.

(11)	The company’s GAAP results included losses resulting from increases in the fair value of contingent payment liabilities associated with previously completed business combinations.

(12)	The company’s GAAP results included a charge to account for an additional year of the Branded Prescription Drug Fee in accordance with final regulations issued by the Internal Revenue Service.

(13)	The company’s GAAP results included an other-than-temporary impairment charge to write-down the company’s investment in the common stock of Onconova Therapeutics to its fair value.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXALTA — PAGE 21